Q3 2022 EARNINGS SUPPLEMENT OCTOBER 20, 2022

LEGAL DISCLAIMER This Earnings Supplement contains forward-looking statements within the meaning of the Private Securities Litigation Reform Act of 1995, including statements relating to the future financial performance and growth of the Company, the Company’s ability to open stores in the development pipeline, and the Company’s ability to conduct future accretive and successful acquisitions and integrate acquired brands. Forward-looking statements reflect the Company’s expectations concerning the future and are subject to significant business, economic and competitive risks, uncertainties and contingencies including, but not limited to, uncertainties surrounding the severity, duration and effects of the COVID-19 pandemic. These risks, uncertainties and contingencies are difficult to predict and beyond our control, and could cause our actual results to differ materially from those expressed or implied in such forward-looking statements. We refer you to the documents that we file from time to time with the Securities and Exchange Commission, including our reports on Form 10-K, Form 10-Q and Form 8-K, for a discussion of these and other risks and uncertainties that could cause our actual results to differ materially from our current expectations and from the forward-looking statements contained in this Earnings Supplement. We undertake no obligation to update any forward-looking statement to reflect events or circumstances occurring after the date of this Earnings Supplement. 2

YTD Q3 2022 HIGHLIGHTS 3 166.9% Sales Growth (1) YTD Q3 2022 v YTD Q3 2021 System-Wide 7.0% SSS Growth (2) YTD Q3 2022 v YTD Q3 2021 System-Wide 100 New Store Openings YTD 2022 (3) $303.4mm Total Revenue YTD Q3 2022 $69.2mm Adj. EBITDA (4) YTD Q3 2022 $1,623.9mm System-Wide Sales YTD Q3 2022 (1) System-wide sales growth reflects the percentage change in sales in any given fiscal period compared to the prior fiscal period for all stores in that brand only when the brand is owned by FAT Brands. Because of acquisitions, new store openings and store closures, the stores open throughout both fiscal periods being compared may be different from period to period. (2) Same-store sales growth reflects the change in year-over-year sales for the comparable store base, which we define as the number of stores open and in the FAT Brands system for at least one full fiscal year. For stores that were temporarily closed, sales in the current and prior period are adjusted accordingly. Given our focused marketing efforts and public excitement surrounding each opening, new stores often experience an initial start-up period with considerably higher than average sales volumes, which subsequently decrease to stabilized levels after three to six months. Additionally, when we acquire a brand, it may take several months to integrate fully each location of said brand into the FAT Brands platform. Thus, we do not include stores in the comparable base until they have been open and in the FAT Brands system for at least one full fiscal year. For 2022, the comparable store base does not include concepts acquired during fiscal 2021. (3) New store openings reflects the number of stores opened during a particular reporting period. The total number of new stores per reporting period and the timing of store openings has, and will continue to have, an impact on our results. (4) EBITDA is defined as earnings before interest, taxes, depreciation and amortization. We use the term EBITDA, as opposed to income from operations, as it is widely used by analysts, investors and other interested parties to evaluate companies in our industry. We believe that EBITDA is an appropriate measure of operating performance because it eliminates the impact of expenses that do not relate to business performance. EBITDA is not a measure of our financial performance or liquidity that is determined in accordance with generally accepted accounting principles (“GAAP”), and should not be considered as an alternative to net income (loss) as a measure of financial performance or cash flows from operations as measures of liquidity, or any other performance measure derived in accordance with GAAP. Adjusted EBITDA is defined as EBITDA (as defined above), excluding expenses related to acquisitions, refranchising gain or losses, impairment charges, and certain non-recurring or non-cash items that the Company does not believe directly reflect its core operations and may not be indicative of the Company’s recurring business operations. A reconciliation of net income presented in accordance with GAAP to EBITDA and adjusted EBITDA is set forth in the Appendix.

Q3 2022 VS. Q3 2021 4 (1) EBITDA is defined as earnings before interest, taxes, depreciation and amortization. We use the term EBITDA, as opposed to income from operations, as it is widely used by analysts, investors and other interested parties to evaluate companies in our industry. We believe that EBITDA is an appropriate measure of operating performance because it eliminates the impact of expenses that do not relate to business performance. EBITDA is not a measure of our financial performance or liquidity that is determined in accordance with generally accepted accounting principles (“GAAP”), and should not be considered as an alternative to net income (loss) as a measure of financial performance or cash flows from operations as measures of liquidity, or any other performance measure derived in accordance with GAAP. Adjusted EBITDA is defined as EBITDA (as defined above), excluding expenses related to acquisitions, refranchising gain or losses, impairment charges, and certain non-recurring or non-cash items that the Company does not believe directly reflect its core operations and may not be indicative of the Company’s recurring business operations. A reconciliation of net income presented in accordance with GAAP to EBITDA and adjusted EBITDA is set forth in the Appendix. Royalties $13.7mm $22.8mm Q3 2021 Q3 2022 Systemwide Sales Revenue $29.8mm $103.2mm Q3 2021 Q3 2022 Adj. EBITDA (1) $7.2mm $24.6mm Q3 2021 Q3 2022 $349.8mm $548.2mm Q3 2021 Q3 2022

YTD Q3 2022 VS. YTD Q3 2021 5 (1) EBITDA is defined as earnings before interest, taxes, depreciation and amortization. We use the term EBITDA, as opposed to income from operations, as it is widely used by analysts, investors and other interested parties to evaluate companies in our industry. We believe that EBITDA is an appropriate measure of operating performance because it eliminates the impact of expenses that do not relate to business performance. EBITDA is not a measure of our financial performance or liquidity that is determined in accordance with generally accepted accounting principles (“GAAP”), and should not be considered as an alternative to net income (loss) as a measure of financial performance or cash flows from operations as measures of liquidity, or any other performance measure derived in accordance with GAAP. Adjusted EBITDA is defined as EBITDA (as defined above), excluding expenses related to acquisitions, refranchising gain or losses, impairment charges, and certain non-recurring or non-cash items that the Company does not believe directly reflect its core operations and may not be indicative of the Company’s recurring business operations. A reconciliation of net income presented in accordance with GAAP to EBITDA and adjusted EBITDA is set forth in the Appendix. Royalties $24.8mm $65.4mm YTD Q3 2021 YTD Q3 2022 Systemwide Sales Revenue $44.7mm $303.4mm YTD Q3 2021 YTD Q3 2022 Adj. EBITDA (1) $10.4mm $69.2mm YTD Q3 2021 YTD Q3 2022 $608.4mm $1,623.9mm YTD Q3 2021 YTD Q3 2022

$19,887 $20,716 $20,574 $19,993 $20,285 $23,571 $23,758 $23,333 $23,291 $24,624 $24,590 Q1 Q2 Q3 Q4 2019 AWS 2021 AWS 2022 AWS AVERAGE WEEKLY SALES IMPROVEMENTS Average weekly sales in for domestic locations continue to outperform 6 (1) Represents average weekly sales for domestic locations that report sales on a weekly basis for all brands currently in the FAT portfolio, assuming brands were owned for the full historical period. Domestic Average Weekly Sales (1)

2023 STRATEGIC FOCUS

Accelerate the Build-Out of 1,000+ Unit Organic Pipeline of New Stores

Rate & Re-Issue Securitized Debt Q2 2023
=
Create Substantive Liquidity

Grow Factory Production to Utilize ~60% Excess Capacity

Drive Adj. EBITDA Growth

Redeem $95mm of 8.25% Series B Preferred Stock Q2 2023

Realize Purchasing Savings from ~$600mm in Purchasing Power

FAT BRANDS FRESH. AUTHENTIC. TASTY. 7

APPENDIX

DEFINITIONS “EBITDA,” a non-GAAP measure, defined as earnings before interest, taxes, depreciation and amortization. We use the term EBITDA, as opposed to income from operations, as it is widely used by analysts, investors and other interested parties to evaluate companies in our industry. We believe that EBITDA is an appropriate measure of operating performance because it eliminates the impact of expenses that do not relate to business performance. EBITDA is not a measure of our financial performance or liquidity that is determined in accordance with generally accepted accounting principles (“GAAP”) and should not be considered as an alternative to net income (loss) as a measure of financial performance or cash flows from operations as measures of liquidity, or any other performance measure derived in accordance with GAAP. A reconciliation of net income presented in accordance with GAAP to EBITDA and adjusted EBITDA is set forth in the Appendix. “Adjusted EBITDA,” a non-GAAP measure, defined as EBITDA (as defined above), excluding expenses related to acquisitions, refranchising gain or losses, impairment charges, and certain non-recurring or non-cash items that the Company does not believe directly reflect its core operations and may not be indicative of the Company’s recurring business operations. A reconciliation of net income presented in accordance with GAAP to EBITDA and adjusted EBITDA is set forth in the Appendix. “Adjusted net loss,” a non-GAAP measure, defined as net loss plus the impact of adjustments and the tax effects of such adjustments. Adjusted net loss is presented because we believe it helps convey supplemental information to investors regarding our performance, excluding the impact of special items that affect the comparability of results in past quarters to expected results in future quarters. Adjusted net loss as presented may not be comparable to other similarly titled measures of other companies, and our presentation of adjusted net loss should not be construed as an inference that our future results will be unaffected by excluded or unusual items. Our management uses this non- GAAP financial measure to analyze changes in our underlying business from quarter to quarter based on comparable financial results. Reconciliations of net loss attributable to FAT Brands Inc. presented in accordance with GAAP to EBITDA, adjusted EBITDA and adjusted net loss are set forth in the Appendix. “Same-store sales growth” or “SSS” a non-GAAP measure, reflects the change in year-over-year sales for the comparable store base, which we define as the number of stores open and in the FAT Brands system for at least one full fiscal year. For stores that were temporarily closed, sales in the current and prior period are adjusted accordingly. Given our focused marketing efforts and public excitement surrounding each opening, new stores often experience an initial start-up period with considerably higher than average sales volumes, which subsequently decrease to stabilized levels after three to six months. Additionally, when we acquire a brand, it may take several months to integrate fully each location of said brand into the FAT Brands platform. Thus, we do not include stores in the comparable base until they have been open and in the FAT Brands system for at least one full fiscal year. For 2022, the comparable store base does not include concepts acquired during fiscal 2021. “System-wide sales growth,” a non-GAAP measure, reflects the percentage change in sales in any given fiscal period compared to the prior fiscal period for all stores in that brand only when the brand is owned by FAT Brands. Because of acquisitions, new store openings and store closures, the stores open throughout both fiscal periods being compared may be different from period to period. I

CONSOLIDATED STATEMENT OF OPERATIONS

FAT Brands Inc. Consolidated Statements of Operations

(In thousands)	Thirteen Weeks Ended September 25, 2022	Thirteen Weeks Ended September 26, 2021	Thirty-Nine Weeks Ended September 25, 2022	Thirty-Nine Weeks Ended September 26, 2021
Revenue				
Royalties	$ 22,833	$ 13,742	$ 65,396	$ 24,800
Restaurant sales	61,352	3,879	179,473	4,113
Advertising fees	9,479	5,483	28,408	8,043
Factory revenues	7,839	5,480	24,588	5,480
Franchise fees	754	1,087	2,763	2,109
Management fees and other income	965	90	2,782	148
Total revenue	103,222	29,761	303,410	44,693
Costs and expenses				
General and administrative expense	28,751	10,589	74,188	20,214
Cost of restaurant and factory revenues	55,257	7,133	159,901	7,377
Depreciation and amortization	6,895	2,377	20,076	3,161
Refranchising loss (gain)	122	(250)	1,123	(679)
Acquisition costs	—	2,053	383	2,985
Advertising fees	11,185	5,483	33,038	8,043
Total costs and expenses	102,210	27,385	288,709	41,101
Income from operations	1,012	2,376	14,701	3,592
Other (expense) income, net				
Interest expense	(19,504)	(7,072)	(57,530)	(11,939)
Interest expense related to preferred shares	(4,967)	(173)	(11,681)	(725)
Net loss on extinguishment of debt	—	(13)	—	(6,418)
Other income, net	538	64	3,919	189
Total other expense, net	(23,933)	(7,194)	(65,292)	(18,893)
Loss before income tax expense	(22,921)	(4,818)	(50,591)	(15,301)
Income tax provision (benefit)	516	(1,183)	4,789	(3,303)
Net loss	(23,437)	(3,635)	$ (55,380)	(11,998)
Less: Net loss attributable to noncontrolling interest	—	(14)	—	(19)
Net loss attributable to FAT Brands Inc.	$ (23,437)	$ (3,621)	$ (55,380)	$ (11,979)
Basic and diluted loss per common share	$ (1.42)	$ (0.26)	$ (3.37)	$ (0.85)
Basic and diluted weighted average shares outstanding	16,528,327	14,144,857	16,441,555	14,094,772
Cash dividends declared per common share	$ 0.14	$ 0.13	$ 0.40	$ 0.39

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CONSOLIDATED EBITDA & ADJ. EBITDA RECONCILIATION IV FAT Brands Inc. Consolidated EBITDA and Adjusted EBITDA Reconciliation Thirteen Weeks Ended Thirty-Nine Weeks Ended (In thousands) September 25, 2022 September 26, 2021 September 25, 2022 September 26, 2021 Net loss attributable to FAT Brands Inc. $ (23,437) $ (3,621) $ (55,380) $ (11,979) Interest expense, net 24,471 7,245 69,211 12,664 Income tax provision (benefit) 516 (1,183) 4,789 (3,303) Depreciation and amortization 6,895 2,377 20,076 3,161 EBITDA 8,445 4,818 38,696 543 Provision for bad debts 5,520 202 5,943 225 Share-based compensation expenses 2,035 258 6,081 488 Non-cash lease expenses 929 127 1,670 404 Acquisition costs — 2,053 383 2,985 Refranchising loss (gain) 122 (250) 1,123 (679) Litigation costs 6,906 — 14,170 — Severance — — 526 — Net loss related to advertising fund deficit (7) — 3 — Net loss on extinguishment of debt — 13 — 6,418 Pre-opening expenses 602 — 602 — Adjusted EBITDA $ 24,552 $ 7,221 $ 69,197 $ 10,384

ADJUSTED NET LOSS RECONCILIATION V FAT Brands Inc. Adjusted Net Loss Reconciliation Thirteen Weeks Ended Thirty-Nine Weeks Ended (In thousands, except share and per share data) September 25, 2022 September 26, 2021 September 25, 2022 September 26, 2021 Net loss attributable to FAT Brands Inc. $ (23,437) $ (3,621) $ (55,380) $ (11,979) Refranchising loss (gain) 122 (250) 1,123 (679) Acquisition costs — 2,053 383 2,985 Litigation costs 6,906 — 14,170 — Severance — — 526 — Net loss on extinguishment of debt — 13 — 6,418 Tax adjustments, net 158 (446) 1,534 (1,883) Adjusted net loss $ (16,251) $ (2,251) $ (37,644) $ (5,138) Loss per basic and diluted share $ (1.42) $ (0.26) $ (3.37) $ (0.85) Adjusted loss per basic and diluted share $ (0.98) $ (0.16) $ (2.29) $ (0.36) Weighted average basic and diluted shares outstanding 16,528,327 14,144,857 16,441,555 14,094,772 (1) Reflects the tax impact of the adjustments using the effective tax rate for the respective periods

CONTACT INVESTOR RELATIONS: MEDIA RELATIONS: ICR MICHELLE MICHALSKI IR-FATBRANDS@ICRINC.COM 646-277-1224 FAT BRANDS ERIN MANDZIK EMANDZIK@FATBRANDS.COM 860-212-6509